EXHIBIT 10.9
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                              ATLAS MINERALS, INC.

                             2001 STOCK OPTION PLAN

                                September 7, 2001


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                              ATLAS MINERALS, INC.


                             2001 STOCK OPTION PLAN


                      ARTICLE 1. ESTABLISHMENT AND PURPOSE

     1.1. Establishment. Atlas Minerals Corporation, Inc., a Colorado corporation (the "Company") hereby establishes a plan providing for long-term stock-based compensation incentive awards for the performance by certain eligible individuals of services for the Company. The plan shall be known as the Atlas Minerals, Inc., 2001 Stock Option Plan" (the "Plan").

     1.2. Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by enabling the Company to attract and retain persons of ability to perform services for the Company by providing an incentive to such persons through equity participation in the Company and by rewarding such persons who contribute to the achievement by the Company of its long-term economic objectives.

                             ARTICLE 2. DEFINITIONS

     The following terms shall have the meanings set forth below, unless the context clearly otherwise requires:

     2.1 "Agreement" means a written stock option agreement and/or stock appreciation rights agreement entered into between the Company and a Participant relating to any options and/or stock rights granted to such Participant, as amended, supplemented, restated or replaced from time to time.

     2.2. "Board" means the board of directors of the Company. -----

     2.3.  "Change  in  Control"  means one or more of the events  described  in
Section 11.1 of the Plan.

     2.4. "Code" means the Internal Revenue Code of 1986, as amended.

     2.5.  "Committee" means the persons  administering the Plan, as provided in
Section 3.1 of the Plan.

     2.6. "Common Stock" means the common stock of the Company, $.01 par value per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.



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     2.7. "Disability" means the disability of the Participant as defined in the long-term disability plan of the Company then covering the Participant or, if no such plan exists, the permanent and total disability of the Participant as defined in Section 22(e) of the Code.

     2.8. "Eligible Recipients" means employees, including, without limitation, officers and directors who are also employees of the Company, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business, including, without limitation, individuals capable of making critical technical contributions to the development of the products and services of the Company, individuals identified as successor candidates for key management positions, and individuals essential to the successful integration of business acquisitions by the Company. "Eligible Recipients" shall mean, with respect to Non-Statutory Stock Options, the Company's directors, officers, advisors, agents, independent contractors and other unrelated third persons, or, if an employee of the Company, the recipient of a Non-Statutory Stock Option pursuant to the applicable provisions of the Plan.

     2.9. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.10. "Fair Market Value" means, with respect to the Common Stock, as of any date:

          (a) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market or the NASDAQ SmallCap Market, then the average of the daily closing sale price of the Common Stock on such exchange or by the OTC Bulletin Board Service as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) as of the 15 consecutive trading days preceding such date on each of which there was such a trade; or

          (b) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market or the NASDAQ SmallCap Market, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ System or the National Quotation Bureau, Inc. (or any comparable reporting service), then the average of the closing bid and asked prices for 15 consecutive trading days preceding such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by the OTC Bulletin Board Service (or such comparable reporting service); or

          (c) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

     2.11. "Incentive Stock Option" or "ISO" means a right to purchase Common Stock granted to a Participant pursuant to Article 6 of the Plan that qualifies as an incentive stock option within the meaning of Section 422 of the Code.


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     2.12.  "Non-Statutory  Stock  Option"  or "NSO"  means a right to  purchase
Common Stock granted to a Participant pursuant to Article 6 of the Plan that does not qualify as an Incentive Stock Option.

     2.13. "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

     2.14. "Participant" (also referred to as the "Optionee") means an Eligible Recipient selected by the Committee from time to time during the term of the Plan to receive one or more Options under the Plan.

     2.15. "Person" means an individual, corporation, partnership, group, association or other "person" (as such term is used in Section 14(d) of the Exchange Act) other than the Company, a wholly owned subsidiary of the Company, or any employee benefit plan sponsored by the Company or a wholly owned subsidiary of the Company.

     2.16. "Retirement" means the normal and approved early retirement of the Participant pursuant to and in accordance with the regular retirement/pension plan or practice of the Company then covering the Participant.

     2.17. "Securities Act" means the Securities Act of 1933, as amended.

     2.18 "Stock Appreciation Right" means a stock appreciation right granted pursuant to Article 7 of the Plan.

     2.19. "Tax Date" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Option.

                         ARTICLE 3. PLAN ADMINISTRATION

     3.1. The Committee. The Plan shall be administered by the Board or by a committee of the Board consisting of not less than two persons; provided, however, that from and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act, the Plan shall be administered by the Board in accordance with all applicable provisions of the Exchange Act and all references to "Committee" in this plan shall be deemed to mean the Board. Members of such a committee, if established, shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. A majority of any such committee shall constitute a quorum, and the act of a majority of a quorum shall constitute the act of such committee. Action of such a committee may be taken without a meeting if unanimous written consent to such action is given. A member of the committee may attend meetings in person or by means of telephone or other electronic communication whereby all committee members in attendance can simultaneously hear each other. Any such committee shall keep minutes of its meetings or actions by written consent and shall provide copies thereof to the Board to be kept with the corporate records of the Company.

     3.2.  Authority  of  the  Committee.

          (a) In accordance with and subject to the provisions of the Plan, the Committee shall have the sole authority to determine the following: (i) the Eligible Recipients who shall be selected as Participants; (ii) the nature


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     and extent of the Options to be granted to each Participant  (including the number of shares of Common Stock to be subject to each Option, and the exercise price and the manner in which Options will become exercisable);
     (iii) the time or times when Options will be granted; (iv) the duration of each Option; (v) the restrictions and other conditions to which the exercise of Options may be subject; and (vi) such other provisions of the Options as the Committee may deem necessary or desirable and as consistent with the terms of the Plan. The Committee shall determine the form or forms of the Agreements with Participants which shall evidence the particular terms, conditions, rights and duties of the Company and the Participants with respect to Options granted pursuant to the Plan, which Agreements shall be consistent with the provisions of the Plan.

          (b) With the consent of the Participant affected thereby, the Committee may amend or modify the terms of any outstanding Options in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Participant affected thereby, modify the exercise price, number of shares or other terms and conditions of an Option, extend the term of an Option, accelerate the exercisability of an Option, accept the surrender of any outstanding Option, or, to the extent not previously exercised, authorize the grant of new Options in substitution for surrendered Options.

          (c) The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, revise, amend and revoke such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Agreement, in a manner and to the extent it shall be necessary or expedient to make the Plan or such Agreement fully effective. The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each determination, interpretation or other action made or taken by the Committee in good faith and pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the stockholders of the Company, the Committee and each of its members, the directors, officers and employees of the Company, and the Participants and their respective successors in interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Stock Appreciation Rights granted under the Plan.

                      ARTICLE 4. STOCK SUBJECT TO THE PLAN

     4.1. Number of Shares. Subject to adjustment as provided in Section 4.3 below, the maximum number of shares of Common Stock that shall be reserved for issuance under the Plan shall be 900,000 shares of Common Stock, subject to adjustment upon changes in capitalization of the Company as provided in Section
4.3 of the Plan. The maximum number of shares authorized may also be increased from time to time by approval of the Board and, if required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code or the rules of any exchange or the NASD, the stockholders of the Company.

     4.2. Shares Available for Use. Shares of Common Stock that may be issued upon the exercise of Options shall be applied to reduce the maximum number of


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shares of Common Stock remaining available for use under the Plan. Any shares of
Common Stock that are subject to an Option (or any portion thereof) that lapses, expires or for any reason is terminated unexercised shall automatically again become available for use under the Plan.

     4.3. Adjustments. In the event of (a) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, reverse stock split or combination of shares, rights offering or divestiture (including a spin-off) or any other change in the corporate structure or shares of the Company or any other corporation whose performance is relevant to the grant or vesting of an Option, (b) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, any extraordinary dividend or any other similar transaction, or (c) any substitution by the Company of Options for, or assumption by the Company of, options of any other corporation, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make such adjustment as it shall in its sole discretion deem equitable and appropriate (which determination shall be conclusive) as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and exercise price of securities subject to outstanding Options; provided, however, that in the case of Incentive Stock Options, the Committee shall, to the extent not inconsistent with the best interest of the Company (such best interest to be determined in good faith by the Board in its sole discretion), use its best efforts to ensure that no adjustment under this Section 4.3 would (i) constitute a modification, extension or renewal of such Incentive Stock Option within the meaning of Section 422 and
Section 425 of the Code, and the regulations promulgated by the Treasury Department thereunder, or (ii) under Section 422 of the Code and the regulations promulgated by the Treasury Department thereunder, be considered as the adoption of a new plan requiring stockholder approval.

                            ARTICLE 5. PARTICIPATION

     5.1. Generally. Participants in the Plan shall be those Eligible Recipients who, in the judgment of the Committee, have performed, are performing or during the term of an Option will perform, vital services in the management, operation and development of the Company and have significantly contributed, are significantly contributing or are expected to significantly contribute to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Options, as may be determined by the Committee in its sole discretion. The number, type, terms and conditions of Options granted to various Participants need not be uniform, consistent or in accordance with any plan, whether or not such Participants are similarly situated. Upon determination by the Committee that an Option is to be granted to a Participant, written notice shall be given such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of the related agreement with the Participant.

     5.2. Advisors.

          (a) If the Company has not registered a class of its equity securities under Section 12 of the Exchange Act, any person engaged by the Company or one of its affiliated companies to render consulting or advisory services


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     and who is compensated for such services (expressly excluding, however, any members of the Board in their capacity as directors of the Company) ("Consultants") shall not be eligible for the grant of an Option if, at the time of grant, either the offer or the sale of the Company securities to such Consultant constituted by such grant is not exempt under Rule 701 of the Securities Act ("Rule 701") because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not an actual person, or as otherwise provided by Rule 701, unless the Committee determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as
     well  as  comply   with  the   securities   laws  of  all  other   relevant
     jurisdictions.

          (b) A Consultant shall not be eligible for the grant of a Option if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Committee determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

          (c) Rule 701 and Form S-8 generally are available to consultants and advisors only if (i) they are natural persons, (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent, and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain the markets with the issuer's securities.

                            ARTICLE 6. STOCK OPTIONS

     6.1. Grant. A Participant may be granted one or more Options under the Plan, and such Options shall be evidenced by an Agreement containing such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. Without limiting the generality of the foregoing, the Committee may (vii) in the Agreement evidencing such Option, provide for the acceleration of the exercise date or dates of the subject Option upon the occurrence of specified events, and/or (viii) at any time prior to the complete termination of an Option, accelerate the exercise date or dates of such Option. The Committee may designate whether an Option is to be considered an Incentive Stock Option or Non-Statutory Stock Option; provided, however, that an Incentive Stock Option shall only be granted to a Participant who is an employee of the Company or one of its subsidiaries. The terms of the Agreement relating to a Non-Statutory Stock Option shall expressly provide that such Option shall not be treated as an Incentive Stock Option. Notwithstanding anything else in the Plan contained to the contrary, an Incentive Stock Option granted under the Plan to a Participant shall not be considered an Incentive Stock Option to the extent that the aggregate Fair Market Value on the date of grant of such Incentive Stock Option of all stock with respect to which incentive stock options held by such Participant, whether under the Plan or under any other plans of the Company or any of its subsidiaries, are exercisable for the first time by such Participant during any calendar year exceeds $100,000.


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     6.2. Exercise. An Option shall become exercisable at such times and in such installments, if any, (which may be cumulative) as shall be determined by the Committee at the time the Option is granted; provided, however, that except as may otherwise be provided herein or unless otherwise determined by the Committee at or after its date of grant, no Option shall be exercisable prior to six months from its date of grant. Upon completion of its exercise period, an Option, to the extent not then exercised, shall expire.

     6.3. Exercise Price.

          (a) Incentive Stock Options. The per share price to be paid by the Participant at the time an Incentive Stock Option is exercised shall be determined by the Committee, in its discretion, at the date of grant and shall be set forth in the Option Agreement; provided, however, that such price shall not be less than (i) 100% of the Fair Market Value of one (1) share of Common Stock on the date the Option is granted, or (ii) 110% of the Fair Market Value of one (1) share of Common Stock on the date the Option is granted if, at that time the Option is granted, the Participant owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporation of the Company).

          (b) Non-Statutory Stock Options. The per share price to be paid by the Participant at the time a Non-Statutory Stock Option is exercised shall be determined by the Committee in its sole discretion.

     6.4. Duration.

          (a) Incentive Stock Options. The period during which an Incentive Stock Option may be exercised shall be fixed by the Committee in its sole discretion at the time such Option is granted; provided, however, that in no event shall such period exceed 10 years from its date of grant or, in the case of a Participant who owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary of the Company), 5 years from its date of grant.

          (b) Non-Statutory Stock Options. The period during which a Non-Statutory Stock Option may be exercised shall be fixed by the Committee in its sole discretion at its date of grant; provided, however, that in no event shall such period exceed 10 years and one month from its date of grant.

     6.5. Manner of Option Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained herein and in the agreement evidencing such Option, by delivery, in person or through certified or registered mail, of written notice of exercise to the Company at its principal executive office at 10920 W. Alameda Ave., Suite 205, Lakewood, CO 80226, and by paying in full the total Option exercise price for the shares of Common Stock to be purchased. Such notice of exercise shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to compliance with the applicable provisions of the Plan, the exercise of the Option shall be deemed effective upon receipt by the Company's corporate secretary of such notice of exercise and payment complying with the terms of the Plan and the agreement evidencing the Option. As soon as practicable after the effective exercise of


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the Option, the Participant shall be recorded on the stock transfer books of the
Company as the owner of the shares purchased, and, subject to Section 10.1, the Company shall deliver to the Participant one (1) or more duly issued stock certificates evidencing such ownership. If a Participant exercises any Option with respect to some, but not all, of the shares of Common Stock subject to such Option, the right to exercise such Option with respect to the remaining shares shall continue until it expires or terminates in accordance with the terms. No Option shall be exercisable except in respect of whole shares and the exercise of an Option may be made with respect to no fewer than 1,000 shares at one time, unless fewer than 1,000 shares remain subject to the Option and the Option is exercised for all such remaining shares.

     6.6. Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option shall be paid, to the extent permitted by applicable statutes and regulations: (i) in cash (including check, bank draft or money order); (ii) in the discretion of the Committee, at the time of the grant of the Option (A) by delivery of a promissory note (containing such terms and conditions as the Committee may in its discretion determine), (B) whole shares of the Company's Common Stock, or (C) the withholding of shares of Common Stock issuable upon such exercise of the Option; or (iii) any combination of the foregoing methods of payment or such other form of legal consideration that may be acceptable to the Committee and that is permitted for the issuance of shares under applicable law. In determining whether or upon what terms and conditions a Participant will be permitted to pay the purchase price of an Option in whole or in part in a form other than cash, the Committee may consider all relevant facts and circumstances, including, without limitation, the tax and securities law consequences to the Participant and the Company and the financial accounting consequences to the Company. The permitted method or methods of payment of the amounts payable for an exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement, and may be subject to such conditions as the Committee deems appropriate. Without limiting the generality of the foregoing, if a Participant is permitted to elect to have shares of Common Stock issuable upon exercise of an Option withheld to pay all or any part of the amounts payable in connection with such exercise, then the Committee may reserve, in the applicable Agreement, the sole discretion to approve or disapprove such election at the time of exercise of such Option.

     6.7. Rights as a Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by an Option until the Participant shall have become the holder of record of such shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine pursuant to Section 4.3 of the Plan.

     6.8. Disposition of Common Stock Acquired Pursuant to the Exercise of Incentive Stock Options. Prior to making a disposition (as defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan before the expiration of two (2) years after its date of grant or before the expiration of one (1) year after its date of exercise and the date on which such shares of Common Stock were transferred to the Participant pursuant to exercise of the Option, the Participant shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request. The right of a Participant to make any such disposition shall be conditioned on the receipt by


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the Company of all amounts  necessary  to satisfy  any  Federal,  state or local withholding and employment related tax requirements attributable to such disposition. The Committee shall have the right, in its sole discretion, to endorse the certificates representing such shares with a legend restricting transfer (and to cause a stop transfer order to be entered with the Company's transfer agent) until such time as the Company receives the amounts necessary to satisfy such withholding and employment-related tax requirements or until the later of the expiration of 2 years from the date of grant of such Incentive Stock Option and 1 year from its date of exercise and the date on which such shares were transferred to the Participant pursuant to the exercise of the Option.

     6.9. Aggregate Limitation of Stock Subject to Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options (within the meaning of Section 422 of the Code), including Incentive Stock Options, are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options shall be treated as Non-Statutory Stock Options. The determination shall be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, then the Committee, in its discretion, shall designate which shares shall be treated as shares to be acquired upon exercise of an Incentive Stock Option.

                      ARTICLE 7. STOCK APPRECIATION RIGHTS

     7.1. Grant. Subject to the limitations of the Plan, a Stock Appreciation Right may be granted by the Committee to a Participant to whom an Option is granted. Each Stock Appreciation Right shall relate to a specific Option under the Plan (the "related Option"). Subject to the limitations of the Plan, Stock Appreciation Rights shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the applicable Agreement.

     7.2. Stock Appreciation Rights to be Tandem. A Stock Appreciation Right shall be granted concurrently with the grant of the related Option, except where the related Option is a Non-Statutory Option in which case it may be awarded either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of the related Option. Stock Appreciation Rights shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide), and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Stock Appreciation Right with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Upon the exercise of a Stock Appreciation Right, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which such Stock Appreciation Right was so exercised. Subject to the limitations of the Plan, upon the exercise of a Stock Appreciation Right, the Participant thereof shall be entitled to receive from the Company, for each share of the Company with respect to which the Stock Appreciation Right is being exercised, consideration (in the form determined as provided in Section 7.3) equal in value to the excess of the Fair Market Value of a share of such series of Common Stock on the date of exercise over the related Option purchase price per share; provided, however, that the Committee may, in any Agreement granting Stock Appreciation Rights, provide that the appreciation realizable upon exercise thereof shall be measured from a base higher than the related Option purchase price.

     7.3. Consideration. The consideration to be received upon the exercise of a Stock Appreciation Right by the Participant shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of such Stock Appreciation Right) or a combination of cash and shares of such series of Common Stock as specified in the applicable Agreement, or, if so provided in the applicable Agreement, either as determined by the Committee in its sole discretion or as elected by the Participant, provided that the Committee shall have the sole discretion to approve or disapprove the election by a Participant to receive cash in full or partial settlement of a Stock Appreciation Right, which approval or disapproval shall, unless otherwise permitted by Rule 16b-3, be given after such election is made. The Company's obligation arising upon the exercise of a Stock Appreciation Right may be paid currently or on a deferred basis with such interest or earnings equivalent as the Committee may determine. No fractional shares of Common Stock shall be issuable upon exercise of a Stock Appreciation Right and, unless otherwise provided in the applicable Agreement, the Participant will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Stock Appreciation Right is exercisable, it will be exercised automatically for cash on its expiration date.

     7.4. Limitations. The applicable Agreement may provide for a limit on the amount payable to a Participant upon exercise of a Stock Appreciation Right at any time or in the aggregate, for a limit on the number of shares of Common Stock with respect to which a Stock Appreciation Right may be exercised by the Participant in whole or in part for cash during any specified period, for a limit on the time periods during which a Participant may exercise a Stock Appreciation Right and for such other limits on the rights of the Participant and such other terms and conditions of the Stock Appreciation Right as the Committee may determine, including, without limitation, a condition that the Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Committee from time to time. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Stock Appreciation Right shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise Stock Appreciation Rights granted prior to the adoption or amendment such rules and regulations as well as Stock Appreciation Rights granted thereafter.

     7.5. Exercise. For purposes of this Article 7, the date of exercise of a Stock Appreciation Right shall mean the date on which the Company shall have received notice from the Participant of the exercise of such Stock Appreciation Right.

          ARTICLE 8. EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON
                      OPTIONS AND STOCK APPRECIATION RIGHTS

     8.1. Termination of Employment or Service Due to Death, Disability or Retirement. Unless otherwise provided in the applicable Agreement, in the event a Participant's employment by or service with the Company is terminated by reason of the Participant's death, Disability or Retirement, all outstanding Options and Stock Appreciation Rights then held by the Participant to the extent that they have vested on the date of termination shall continue to be immediately exercisable in full and remain exercisable for a period of 90 days, with respect to termination by reason of Retirement, and 1 year, with respect to termination by reason of death or Disability; provided, however, that Options and Stock Appreciation Rights may not be exercised after the expiration date of such Option.

     8.2. Termination of Employment or Service for Reasons Other than Death, Disability or Retirement. Except as otherwise provided elsewhere in the Plan or as may be provided in the applicable Agreement, in the event that a
Participant's employment by or service with the Company is terminated for any reason other than the Participant's death, Disability or Retirement, all rights of the Participant under the Plan and any Agreements evidencing an Option or a Stock Appreciation Right shall immediately terminate without notice of any kind, and no Options then held by the Participant shall thereafter be exercisable.

     8.3. Modification of Rights upon Termination. Notwithstanding the provisions of this Article, upon a Participant's termination of employment by or service with the Company the Committee may, in its sole discretion (which may be exercised before or following such termination), cause Options and Stock Appreciation Rights then held by such Participant to become exercisable in the manner determined by the Committee; provided, however, that no Option shall be exercisable after the expiration date thereof and any Incentive Stock Option that remains unexercised more than 90 days following employment or service termination by reason of Retirement or more than one year following employment or service termination by reason of Disability shall thereafter be deemed to be a Non-Statutory Option.

     8.4. Date of Employment or Service Termination. For purposes of the Plan, a Participant's employment or service shall be deemed to have terminated on the effective date of such termination as determined in accordance with the standard practices of the Company; provided, however, that following a Change in Control of the Company, such date of termination shall be no earlier than the last day of the pay period covered by the Participant's final paycheck.


           ARTICLE 9. RIGHTS OF ELIGIBLE RECIPIENTS AND PARTICIPANTS

     9.1. Employment or Service. Nothing in the Plan or in any Agreement evidencing an Option or a Stock Appreciation Right shall expressly or impliedly interfere with or limit in any way the right of the Company to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company for any particular period of time, in any particular capacity or at any particular level of compensation.

     9.2. Nontransferability. No right or interest of any Participant in an Option or a Stock Appreciation Right prior to its exercise shall be assignable or transferable or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, including, without limitation, execution, levy, garnishment, attachment, pledge, divorce or bankruptcy. In the event of a Participant's death, a Participant's rights and interest in Options shall be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options (to the extent permitted under the Plan) may be made by, the Participant's legal representatives, heirs or legatees. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for such person's affairs because of mental condition or physical condition, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

     9.3. Non-Exclusivity of the Plan; Effect on Other Benefits. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be in addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

     ARTICLE 10. SHARE ISSUANCE AND TRANSFER RESTRICTIONS

     10.1. Share Issuances. Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under the Plan (and an Option shall not be considered to be exercised, notwithstanding the tender by the Participant of any consideration therefor), unless and until each of the following conditions has been fulfilled:

          (a) There shall be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee, in its sole discretion, shall have determined to file, cause to become effective and maintain the effectiveness of such registration statement; or (ii) if the Committee has determined not to so register the shares of Common Stock to be issued under the Plan, (A) exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance (as determined by counsel to the Company) and (B) there shall have been received from the Participant (or, in the event of death or disability, the Participant's heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

          (b) There shall have been obtained any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.

     10.2. Share Transfers. Shares of Common Stock issued under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of, whether voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

     10.3. Right of First Refusal. The applicable Agreement relating to any Option may contain such provisions as the Committee shall determine to the effect that if a Participant elects to sell all or any shares of Common Stock that such Participant acquired upon the exercise of an Option awarded under the Plan, then such Participant shall not sell such shares unless such Participant shall have first offered in writing to sell such shares to the Company at the lesser of (i) the Fair Market Value on a date specified in such offer (which date shall be at least 3 business days and not more than 15 business days following the date of such offer) and (ii) the price at which the Participant wishes to sell.

     10.4. Legends.

          (a) Unless a registration statement under the Securities Act is in effect with respect to the issuance or transfer of shares of Common Stock under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED,
          TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

          (b) In the event that there exists a right of first refusal as contemplated by Section 10.3, certificates representing shares issued upon exercise of Options shall bear a restrictive legend to the effect that transferability of such shares is subject to the restrictions contained in the Plan and the applicable Agreement.

          (c) If the Participant is the party to a buy-sell agreement with the Company, each certificate representing any shares of Common Stock issued or transferred under the Plan shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

          IN ADDITION, THE SALE, TRANSFER, ENCUMBRANCE, HYPOTHECATION, GIFT OR OTHER DISPOSITION OR ALIENATION OF SUCH SHARES OR ANY INTEREST THEREIN IS RESTRICTED BY AND SUBJECT TO THE TERMS OF A STOCKHOLDER PURCHASE AGREEMENT, A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF

          THE COMPANY AND ALL OF THE PROVISIONS OF WHICH ARE INCORPORATED IN THIS CERTIFICATE BY REFERENCE. BY ACCEPTING THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE, THE HOLDER AGREES TO BE BOUND BY THE TERMS OF SAID AGREEMENT.

          (d) The Committee, in its sole discretion, may endorse certificates representing shares issued pursuant to the exercise of Incentive Stock Options with a legend in substantially the following form:

          THE SALE, TRANSFER, ENCUMBRANCE, HYPOTHECATION, GIFT OR OTHER DISPOSITION OR ALIENATION OF SUCH SHARES OR ANY INTEREST THEREIN OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD,
          TRANSFERRED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF ON OR BEFORE THE INCENTIVE STOCK OPTION HOLDING PERIODS WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                         ARTICLE 11. CHANGE IN CONTROL

     11.1. Change in Control. For purposes of this Article, "Change in Control" means any one or more of the following events: (a) the sale, lease, exchange or other transfer of all or substantially all of the assets or business of the Company (in one transaction or in a series of related transactions) to any Person; (b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or (c) a change in control of the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") pursuant to Section 13 or 15(d) of the Exchange Act, regardless of whether the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred at such time as any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the Common Stock or of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors.

     11.2. Acceleration of Vesting. If a Change in Control of the Company shall occur, then, without any further action by the Committee or the Board, all outstanding Options and Stock Appreciation Rights which have been outstanding for at least 6 months shall become immediately exercisable in full and shall remain exercisable during the remaining term thereof, regardless of whether the Participants to whom such Options and Stock Appreciation Rights have been granted remain employed by the Company (but subject always to Article 8).
Notwithstanding anything contained in the Plan to the contrary, the foregoing sentence shall not be applicable if provision shall be made in connection with the Change in Control for the assumption of outstanding Options by, or the substitution for such Options of, new options covering the stock of the surviving successor or purchasing corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option prices of shares subject to such options; provided, however, that in the case of Incentive Stock Options, the Committee shall, to the extent not inconsistent with the best interest of the Company (such best interest to be determined in good faith by the Board in its sole discretion), use its best efforts to ensure that any such assumption or substitution will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 425(h) of the Code and the regulations promulgated by the Treasury Department thereunder.

     11.3. Limitation on Change in Control Payments. Notwithstanding anything in this Article above to the contrary, if, with respect to a Participant, acceleration of the vesting of an Option or a Stock Appreciation Right as provided above or the payment of cash in exchange for an Option or a Stock Appreciation Right as provided above (which acceleration or payment could be deemed a payment within the meaning of Section 280G of the Code), together with any other payments which such Participant has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the
Code) of which the Company is a member, would constitute an "excess parachute payment" (as defined in Section 28OG of the Code), then the payments to such Participant shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that the determination as to whether any reduction in such payments under the Plan pursuant to this provision is necessary and, if so, which payment or payments will be reduced, shall be made by a nationally recognized accounting firm selected by the Participant and reasonably acceptable to the Company, and such determinations shall be conclusive and binding on the Company and the Participant with respect to its treatment of the payments for tax reporting purposes.

          ARTICLE 12. RIGHT TO WITHHOLD, PAYMENT OF WITHHOLDING TAXES

     The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts which may be due and owing from the Participant to the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements (i) attributable to the grant or exercise of an Option or a Stock Appreciation Right or to a "disqualifying disposition" of shares of Common Stock acquired upon exercise of an Incentive Stock Option or (ii) otherwise incurred with respect to the Plan, an Option or a Stock Appreciation Right, or (b) require the Participant promptly to remit the amount of such tax requirements to the Company before taking any action with respect to an Option.

              ARTICLE 13. AMENDMENT, MODIFICATION AND TERMINATION

     The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall be effective, without approval of the stockholders of the Company, if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or any successor rule or Section 422 of the Code or under the applicable rules, regulations or requirements of any securities exchange. No termination, suspension or amendment of the Plan shall alter or impair any outstanding Options without the consent of the Participant affected thereby; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under the Plan.

                     ARTICLE 14. EFFECTIVE DATE OF THE PLAN

     14.1. Effective Date. The Plan is effective as of September 7, 2001, the date it was adopted by the Board, subject to the approval of the stockholders of the Company; provided, however, that if approval of the Plan is not received by the stockholders of the Company within 12 months of the foregoing effective date of the Plan, then no Incentive Stock Options shall be issued under the Plan.

     14.2. Duration of the Plan. The Plan shall terminate at midnight (local Denver time) on September 6, 2011, and may be terminated prior thereto by Board action, and no Option shall be granted after such termination. Notwithstanding the foregoing, no Incentive Stock Options shall be granted after the expiration of 10 years from the earlier of the date of adoption of the Plan or the date of stockholder approval. Options outstanding at Plan termination may continue to be exercised in accordance with their terms.

                           ARTICLE 15. MISCELLANEOUS

     15.1. Construction and Headings. The use of a masculine gender herein shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary. The headings of the Articles, Sections and their subparts in the Plan are for convenience of reading only and are not meant to be of substantive significance and shall not add or detract from the meaning of such Article, Section or subpart.

     15.2. Expenses of Administration. Any and all expenses of administering the Plan shall be borne by the Company.

     15.3. Public Policy. No person shall have any claim or right to receipt of an Option if, in the opinion of counsel to the Company, such receipt conflicts with law or is opposed to governmental or public policy.

     15.4. Governing Law. The place of administration of the Plan shall be conclusively deemed to be within the State of Colorado, and the rights and obligations of any and all persons having or claiming to have an interest herein or hereunder or under any Option Agreement shall be governed by and construed exclusively and solely in accordance with the laws of the State of Colorado (without regard to the conflict of laws provisions of any jurisdiction), in all respects, including, without limitation, matters relating to the validity, construction, interpretation, administration, effect, enforcement and remedies of the Plan and of its rules and regulations, except to the extent that the domestic corporation laws of the Company's state of incorporation control the internal affairs of the Company. The parties agree to submit to the jurisdiction of the state and federal courts of Colorado with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party.

     15.5. Successors and Assigns. The Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including, without limitation, whether by way or merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company's obligations hereunder.

     15.6. Survival of Provisions. The rights, remedies, agreements, obligations and covenants of the parties contained in or made pursuant to the Plan, any agreement evidencing an Option and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option, shall survive the execution and delivery of such notices and agreements and the exercise of any Option, the payment of the Option exercise price and the delivery and receipt of the Option shares, and shall remain in full force and effect.

     The Plan was duly adopted and approved by the Board of Directors of Atlas Minerals, Inc., as of the 7th day of September, 2001.

                                        By:
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